SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 June 2, 2003

LOGILITY, INC.

(Exact name of Registrant as specified in its charter)

Georgia	0-23057	58-2281338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

470 East Paces Ferry Road, N.E. Atlanta, Georgia	30305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404)261-9777

Item 7(c).	Exhibit

Exhibit 99.1	Press Release of Logility, Inc., dated June 2, 2003, reporting Logility, Inc.’s financial results for the fourth quarter of fiscal year 2003.

Item 9. Regulation FD Disclosure

This information set forth under “Item 9. Regulation FD Disclosure” is intended to be furnished under said Item 9 and also under “Item 12. Results Of Operations And Financial Condition” in accordance with SEC Release No. 33-8216. Such information, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Logility, Inc., dated June 2, 2003, reporting Logility, Inc.’s financial results for the fourth quarter of fiscal year 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2003	LOGILITY, INC. (REGISTRANT) By: /s/ Vincent C. Klinges Vincent C. Klinges Chief Financial Officer

Exhibit Index

Exhibit No.
Exhibit 99.1	Press Release of Logility, Inc., dated June 2, 2003, reporting Logility, Inc.’s financial results for the fourth quarter of fiscal year 2003.